AEA Valuebuilder Variable Annuity NEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated July 1, 2009,
To Prospectus Dated May 1, 2009

Effective July 6, 2009, the name of the Janus Adviser INTECH Risk-Managed Core subaccount and the Janus Adviser International Growth subaccount are being changed to the Janus ITECH Risk-Managed Core subaccount and the Janus Overseas subaccount, respectively. All references to the Janus Adviser INTECH Risk-Managed Core subaccount and the Janus Adviser International Growth subaccount in the Prospectus dated May 1, 2009, are hereby changed to reflect the new subaccount names effective on July 6, 2009.

Effective July 17, 2009, the Security Fund subaccounts will be renamed to reflect the new marketing name of "Rydex | SGI." Although the legal name of each underlying fund will maintain the Security title, they all will be marketed with the name Rydex | SGI. All references to each of the Security Fund subaccounts in the Prospectus dated May 1, 2009, are here by changed to reflect the new subaccount names, as follows, effective July 17, 2009:

Old Name	New Name
Security Alpha Opportunity	Rydex | SGI Alpha Opportunity
Security Equity	Rydex | SGI Equity
Security Global	Rydex | SGI Global
Security High Yield	Rydex | SGI High Yield
Security Large Cap Value	Rydex | SGI Large Cap Value
Security Mid Cap Growth	Rydex | SGI Mid Cap Growth
Security Mid Cap Value	Rydex | SGI Mid Cap Value
Security Select 25	Rydex | SGI Select 25
Security Small Cap Growth	Rydex | SGI Small Cap Growth
Security U.S. Intermediate Bond	Rydex | SGI U.S. Intermediate Bond

Please Retain This Supplement For Future Reference